UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas		78249
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	On November 9, 2012, the board of directors of Valero Energy Corporation (“Valero”) elected Joseph W. Gorder, age 55, as President and Chief Operating Officer, effective January 1, 2013. As President and COO, Mr. Gorder will continue to be responsible for Valero’s refining operations, as well as Valero’s commercial operations in marketing, supply and transportation. Mr. Gorder previously was Executive Vice President and Chief Operating Officer, and served in that capacity since January 2011. Prior to that he served as Executive Vice President–Marketing and Supply beginning in December 2005. He has held several positions with Valero during his career, with responsibilities for refining, marketing, supply, transportation, and corporate development.

(e)	On November 9, 2012, Valero’s board of directors approved grants of (i) options to purchase shares of the Company’s common stock (“Common Stock”), (ii) restricted shares of Common Stock, and (iii) performance shares, to Valero’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K). The grants were made under Valero’s 2011 Omnibus Stock Incentive Plan.

The stock options have an exercise price equal to the reported market price of Valero’s Common Stock on the date of grant, vest annually in one-third increments beginning November 9, 2013, and expire ten years from the date of grant. The options become exercisable, if at all, annually in equal one-third increments and are exercisable only if the reported market price of Valero’s Common Stock on the NYSE equals or exceeds a price that is 25 percent greater than the options’ exercise price. The restricted shares vest (become nonforfeitable) in equal annual installments over a period of three years beginning November 9, 2013.

The performance shares are subject to vesting in three annual increments, beginning in January 2014, based upon the Company’s performance. Upon vesting, the performance shares are payable in shares of Common Stock in amounts ranging from zero to 200 percent of the number of vested performance shares. The specific grants to Valero’s “named executive officers” (as defined) are listed in the following table.

name and title	performance stock options	restricted shares	performance shares
William R. Klesse, CEO & President	92,250	179,383	110,700

Joseph W. Gorder, EVP & COO	35,110	66,033	42,130

Michael S. Ciskowski, EVP & CFO	30,440	60,113	36,520

Kimberly S. Bowers, EVP	14,030	27,593	16,840

S. Eugene Edwards, EVP	14,030	27,593	16,840

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Valero Energy Corporation 2011 Omnibus Stock Incentive Plan - incorporated by reference to Appendix A to Valero’s definitive proxy statement on Schedule 14A filed March 18, 2011 (SEC File No. 1-13175).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: November 14, 2012	By:	/s/ Jay D. Browning
Jay D. Browning
Senior Vice President and Secretary

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